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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-58323, 333-58319, and 333-58315) of Aztec Technology
Partners, Inc. of our report dated September 24, 1998, with respect to the financial statements of PCM, Inc. appearing in Amendment No. 1 to the Current Report on Form 8-K/A of Aztec Technology Partners, Inc. dated October 13, 1998.

/s/ Blackman Kallick Bartelstein, LLP

BLACKMAN KALLICK BARTELSTEIN, LLP

Chicago, Illinois
October 13, 1998